UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2013

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-13467	54-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

718 Grove Road

Midlothian, Virginia 23114

(804) 464-1601

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

As noted in Form 8-K that was previously filed on February 4, 2013, Commonwealth Biotechnologies, Inc. (“CBI” or the Company”) was notified by Witt Mares, PLC (“Witt Mares”), its independent registered public accounting firm, that Witt Mares has entered into a business combination with the accounting firm of PBGH, LLP (“PBGH”). In connection with the business combination, Witt Mares is succeeded by a newly created entity, PBMares, LLP (“PBMares”), which separately is registered with the Public Company Accounting Oversight Board (the “PCAOB”). As a result of the business combination and in accordance with applicable Securities and Exchange Commission (“SEC”) rules related to business combinations of independent registered public accounting firms, on January 17, 2013, Witt Mares resigned as CBI’s independent registered public accounting firm.

On March 25, 2013, CBI engaged PBMares as the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013

Commonwealth Biotechnologies, Inc.

By:	/s/ Richard J. Freer, Ph.D.
Name:	Richard J. Freer, Ph.D.
Title:	Chief Executive Officer

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